UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Exodus Movement, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha, Nebraska	68137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833-992-2566

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Exodus Movement, Inc. (the “Company”) to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2026 (the “Initial Form 8-K”), in connection with the completion of the acquisition (the “Acquisition”) by the Company of (i) all of the outstanding shares of Monavate Holdings Limited (“Monavate”) and Baanx.com Ltd (“Baanx UK”) on May 1, 2026 from the Receivers in the United Kingdom and (ii) and all of the outstanding shares of Baanx US Corp. (“Baanx US”), pursuant to the Stock Purchase Agreement, dated as of May 1, 2026, by and among the Company, Baanx US, W3C Corp. and Garth Howat.

Upon consummation of the Acquisition, each of Monavate, Baanx UK and Baanx US became a wholly owned subsidiary of the Company. The Company is filing this Amendment solely to supplement Item 9.01 of the Initial Form 8-K to include (i) the historical audited consolidated financial statements of Monavate described below as required by Item 9.01(a) of Form 8-K and (ii) the pro forma financial statements described below as required by Item 9.01(b) of Form 8-K. Except as described herein, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements and accompanying notes of Monavate as of and for the years ended December 31, 2025 and 2024 and the Independent Auditor’s Report issued by PKF Littlejohn LLP are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PKF Littlejohn LLP.

99.1	Audited consolidated financial statements and accompanying notes of Monavate as of and for the years ended December 31, 2025 and 2024.

99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date: July 17, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer